                                                                    EXHIBIT 99.3


BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A



     Distribution Date of:                      15-Feb-02
     Determined as of:                          11-Feb-02
     For the Monthly Period Ending:             31-Jan-02
     Days in Interest Period (30/360)                  30
     Days in Interest Period (Actual/360)              31


                                         Beginning            Ending               Change
                                         ---------            ------               ------
     Pool Balance (Principal)            3,316,356,201.78     3,248,822,448.03     (67,533,753.75)
     Excess Funding Account                          0.00                 0.00               0.00

     Invested Amount                       500,000,000.00       500,000,000.00               0.00
     Class A Invested Amount               465,000,000.00       465,000,000.00               0.00
     Class B Invested Amount                35,000,000.00        35,000,000.00               0.00

     Principal Funding Account                       0.00                 0.00               0.00

     Adjusted Invested Amount              500,000,000.00       500,000,000.00               0.00
     Class A Adjusted Invested Amount      465,000,000.00       465,000,000.00               0.00
     Class B Adjusted Invested Amount       35,000,000.00        35,000,000.00               0.00
     Enhancement Invested Amount                     0.00                 0.00               0.00

     Reserve Account                                 0.00                 0.00               0.00

     Available Cash Collateral Amount       50,000,000.00        50,000,000.00               0.00
     Available Shared Collateral Amount     50,000,000.00        50,000,000.00               0.00
     Spread Account                          5,000,000.00         5,000,000.00               0.00

     Servicing Base Amount                 500,000,000.00       500,000,000.00               0.00

     Allocation Percentages
     ----------------------
     Floating Allocation Pct                       15.08%
     Principal Allocation Pct                      15.08%
     Class A Floating Pct                          93.00%
     Class B Floating Pct                           7.00%
     Class A Principal Pct                         93.00%
     Class B Principal Pct                          7.00%



                                                                    Series
     Allocations                               Trust                 1996-A            Class A            Class B
     -----------                           --------------------------------------------------------------------------
     Principal Collections                 393,893,199.16        59,386,443.26      55,229,392.24       4,157,051.02

     Finance Charge Collections             54,415,921.14         8,204,173.19       7,629,881.06         574,292.13
     PFA Investment Proceeds                     N/A                      0.00               0.00               0.00
     Reserve Account Draw                        N/A                      0.00               0.00               0.00
      Less: Servicer Interchange                                    520,833.33         484,375.00          36,458.33
                                                                  ------------       ------------         ----------
     Available Funds                                              7,683,339.86       7,145,506.06         537,833.80

     Monthly Investor Obligations
     ----------------------------
     Monthly Interest                                               882,100.69         816,850.00          65,250.69
     Monthly Servicing Fee                                          104,166.67          96,875.00           7,291.67
     Defaulted Amounts                      18,957,853.40         2,858,235.41       2,658,158.93         200,076.48
                                                                  ------------       ------------         ----------
     Total Obligations                                            3,844,502.77       3,571,883.93         272,618.84

     Excess Spread                                                4,038,913.57       3,573,622.13         465,291.44
     Required Amount                                                      0.00               0.00               0.00

     1 Mo. Libor Rate                           1.820000%
     ----------------

     Cash Collateral Account
     ------------------------
     Cash Collateral Fee                                                                26,909.72
     Interest on CCA Draw                                                                    0.00
                                                                                        ---------
     Monthly Cash Collateral Fee                                                        26,909.72

     BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
     Series 1996-A


     Cash Collateral Account (continued)
     -----------------------------------
     Quarterly Excess Spread Percentage                               9.31%
     Principal Payment Rate - 3 month average                        11.40%
     Calculated Current Month's Spread Account Cap                    1.00%
     Spread Account Cap Adjustment                                    0.00%
     Applicable Spread Account Cap Percentage                         1.00%
     Beginning Cash Collateral Amount                         50,000,000.00
     Required Cash Collateral Amount                          50,000,000.00
     Cash Collateral Account draw                                      0.00
     Cash Collateral Account Surplus                                   0.00
     Beginning Spread Account Balance                          5,000,000.00
     Required Spread Account Amount                            5,000,000.00
     Required Spread Account Draw                                      0.00
     Required Spread Account Deposit                                   0.00
     Spread Account Surplus                                            0.00

     Monthly Principal & Controlled Deposit Amount
     ---------------------------------------------
     Month of Accumulation                                                0
     Controlled Accumulation Amount                           46,500,000.00
     Required PFA Balance                                              0.00
     Beginning PFA Balance                                             0.00
     Controlled Deposit Amount                                         0.00
     Available Investor Principal Collections                 62,244,678.67
     Principal Shortfall                                               0.00
     Shared Principal to Other Series                         62,244,678.67
     Shared Principal from Other Series                                0.00
     Class A Monthly Principal                                         0.00
     Class B Monthly Principal                                         0.00
     Monthly Principal                                                 0.00
     PFA Deposit                                                       0.00
     PFA Withdrawl                                                     0.00
     Ending PFA Balance                                                0.00
     Principal to Investors                                            0.00
     Ending Class A Invested Amount                          465,000,000.00
     Ending Class B Invested Amount                           35,000,000.00

     Class A Accumulation Period Length
     ----------------------------------
     Min 12 Month Historical Prin Pmt Rate                            9.97%
     Revolving Investor Interest                             500,000,000.00
     Class A Invested Amount                                 465,000,000.00
     Available Principal                                      49,833,386.79
     Class A Accumulation Period Length                                  10

     Reserve Account
     ---------------
     Available Reserve Account Amount                                 0.00
     Covered Amount                                                   0.00
     Reserve Draw Amount                                              0.00
     Portfolio Yield                                                 13.51%
     Reserve Account Factor                                          83.33%
     Portfolio Adjusted Yield                                         9.40%
     Reserve Account Funding Period Length                                3
     Reserve Account Funding Date                                 15-Mar-02
     Weighted Average Coupon                                          2.12%
     Required Reserve Account Amount                                   0.00
     Reserve Account Surplus                                           0.00
     Required Reserve Account Deposit                                  0.00
     Portfolio Yield - 3 month average                               13.71%
     Base Rate - 3 month average                                      4.21%
     (Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                9.50%

     * Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.